UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 August 7, 2009
                Date of report (Date of earliest event reported)


                                  Adtomize Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        333-150775                                         41-2247537
(Commission File Number)                       (IRS Employer Identification No.)

8th Floor - 200 South Virginia Street, Reno, NV               89501
  (Address of Principal Executive Offices)                  (Zip Code)

                                 (775) 583-1801
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 7, 2009, our Board of Directors approved the dismissal Moore & Associates Chartered ("Moore") as our independent registered public accounting firm and the engagement of Seale and Beers, CPAs as our new independent registered public accounting firm.

Other than a going concern qualification, Moore's audit reports on our financial statements as of and for the year ended March 31, 2009, and for the period of inception on July 31, 2007 to March 31, 2008 (the "Reporting Periods"), did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Reporting Periods, and in the subsequent interim periods through August 7, 2009, there were (i) no disagreements between the Company and Moore on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would have caused Moore to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that Moore furnish our company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K/A.

During the Reporting Periods, which were our two most recent fiscal year ends, and the interim periods through August 7, 2009, we have not consulted with Seale and Beers, CPAs on any of the matters or events set forth in Regulation S-K Item 304(a)(2).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

d) Exhibits

      No.                                 Exhibit
      ---                                 -------

     16.1 Letter from Moore and Associates, Chartered, dated August 27, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2009


By: /s/ Lester G. Manalo
   -------------------------------------
Name:  Lester G. Manalo
Title: President, Treasurer and Director


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